SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2003	Commission File Number 000-26076

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road Cockeysville, MD 21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant’s telephone Number)

SINCLAIR BROADCAST GROUP, INC.

Item 5.  Other Events

No financial statements are filed as part of this report.

The following exhibit is filed as part of this report:

Exhibit 99.1	Sinclair Broadcast Group, Inc. Press Release (Dated July 21, 2003) – Sinclair 11.625% High Yield Trust Originated Preferred Securities Due 2009 Redeemed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

	By:	/s/ David R. Bochenek
	Name:	David R. Bochenek
	Title:	Chief Accounting Officer/Controller

Dated: July 22, 2003